Accrued Expenses and Other Current Liabilities, and Deferred Income Taxes and Other Long-Term Liabilities - Summary Of Deferred Income Taxes And Other Liabilities Noncurrent (Detail) - USD ($)
$ in Millions
	Jun. 30, 2021	Jun. 30, 2020
Deferred Income Taxes and Other Liabilities [Abstract]
Deferred income taxes	$ 40.1	$ 33.1
Pension and other post-retirement obligations, non-current	12.5	12.4
Other long-term liabilities	24.9	18.0
Total	$ 77.5	$ 63.5